UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2010

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17150 South Margay Avenue, Carson, CA 90746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 735-0553

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 23, 2010, U.S. Auto Parts Network, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm and the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ended January 1, 2011. On July 1, 2010, the Original 8-K was amended to clarify that the Company had engaged Deloitte on June 21, 2010. The purpose of this Amendment No. 2 to the Original 8-K is to set forth the complete text of the Original 8-K, as amended, in accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 21, 2010, the Audit Committee of the Board of Directors of the Company dismissed “E&Y” as the Company’s independent registered public accounting firm.

The reports of E&Y on the consolidated financial statements of the Company for the years ended January 2, 2010 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended January 2, 2010 and December 31, 2008 and from January 3, 2010 through June 21, 2010, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of such disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

On June 9, 2010, the Audit Committee of the Board of Directors of the “Company” approved the engagement of Deloitte as the Company’s independent registered public accounting firm for the year ending January 1, 2011. Deloitte has informed the Company that it completed its prospective client evaluation process on June 16, 2010. On June 21, 2010, the Company engaged the firm of Deloitte as the Company’s independent registered public accounting firm for the year ending January 1, 2011.

During the Company’s two most recent fiscal years ended January 2, 2010 and December 31, 2008 and from January 3, 2010 through June 21, 2010, neither the Company nor anyone on its behalf consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

The Company has provided E&Y with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested E&Y to furnish the Company with a letter addressed to the SEC stating whether or not E&Y agrees with the above statements. A copy of E&Y’s letter dated June 21, 2010 is attached hereto as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
16.1(1)	June 21, 2010 Letter from E&Y to the SEC

(1)	Incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2011	U.S. AUTO PARTS NETWORK, INC.

	By:	/s/ THEODORE R. SANDERS
Theodore R. Sanders Chief Financial Officer

EXHIBIT INDEX

Exhibit No .	Description
16.1(1)	June 21, 2010 Letter from E&Y to the SEC

(1)	Incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2010.